Stockholders' Equity	12 Months Ended
Dec. 31, 2017
Stockholders' Equity [Abstract]
Stockholders' Equity

8.Stockholders’ Equity

On April 5, 2017, the Company completed an offering of 4,600,000 of its Series E Cumulative Perpetual Preferred Shares, par value $1.00 per share, liquidation preference $25.00 per share, raising $110,496, net of underwriter’s discount and other expenses. Dividends on the Series E Preferred Shares are cumulative from the date of original issue and will be payable quarterly in arrears on the 28th day of February, May, August and November of each year, commencing May 28, 2017, when, as and if declared by our board of directors. Dividends will be payable from cash available for dividends at a rate equal to 9.25% per annum of the stated liquidation preference prior to May 28, 2027 and from and including May 28, 2027, at a floating rate equal to three-month LIBOR plus a spread of 6.881% per annum of the stated liquidation preference.

On October 10, 2017, under the Company’s share-based plan the Company granted 110,000 restricted share units to all non-executive directors out of the repurchased treasury stock, which vested immediately. A related amount of $0.5 million was accounted for as stock compensation expense within General and Administrative expenses in the accompanying financial statements.

In 2017, the Company sold 2,488,717 common shares from its treasury stock for net proceeds of $10,853 and 24,803 of its Series D Preferred Shares for net proceeds of $533.

On April 8, 2016, under the Company’s share-based plan the Company granted 87,500 restricted share units to all non-executive directors out of the repurchased treasury stock, which vested immediately. A related amount of $0.5 million was accounted for as stock compensation expense within General and Administrative expenses in the accompanying Financial Statements.

On April 22, 2015, the Company completed an offering of 3,400,000 of its 8.75% Series D Cumulative Perpetual Preferred Shares, par value $1.00 per share, liquidation preference $25.00 per share, raising $81,784, net of underwriter’s discount and other expenses. Dividends on the Series D Preferred Shares are cumulative from the date of original issue and will be payable quarterly in arrears on the 28th day of February, May, August and November of each year, commencing August 28, 2015, when, as and if declared by our board of directors. Dividends will be payable from cash available for dividends at a rate equal to 8.75% per annum of the stated liquidation preference. At any time on or after April 29, 2020, the Series D Preferred Shares may be redeemed, in whole or in part, out of amounts available thereof, at a redemption price of $25.00 per share plus an amount equal to all accumulated and unpaid dividends thereon to the date of redemption, whether or not declared. The Series D preferred shares are not convertible into common shares and are not redeemable at the option of the holder.

On July 30, 2015, the Company issued 2,626,357 common shares at a value of $9.7881 per share so as to partially finance the acquisition of two resale contracts for the construction of VLCC tankers for delivery in 2016 and 2017.

As at December 31, 2015, under the existing share-based incentive plan approved by the shareholders, a further 868,950 RSUs or other share-based awards may be issued in the future. No (RSUs) were granted in 2015.